QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 488-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On February 3, 2004, First Data Corporation issued a press release relating to the Company's earnings for the fourth quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit Number	Description of Exhibit
99	Press release issued by the First Data Corporation on February 3, 2004.

Item 12. Results of Operations and Financial Condition.

        On February 3, 2004, First Data Corporation issued a press release relating to the Company's earnings for the fourth quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION
By:	/s/ STANLEY J. ANDERSEN Stanley J. Andersen Assistant Secretary

Date: February 3, 2004

Exhibit Index

        The following is a list of the Exhibits filed herewith.

Exhibit Number	Description of Exhibit
99	Press Release issued by the Company on February 3, 2004.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index